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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  June 30, 2003
               -------------------------------------------------
                Date of Report (Date of earliest event reported)


                       INKINE PHARMACEUTICAL COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           New York                      0-24972              13-3754005
       ----------------                  -------              ----------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
         incorporation)                File Number)        Identification No.)

                            1787 Sentry Parkway West
                             Building 18, Suite 440
                             Blue Bell, Pennsylvania
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (215) 283-6850
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
                       ----------------------------------
                       (Former name or former address, if
                           changed since last report.)



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ITEM 5.  OTHER EVENTS

         On June 30, 2003, InKine Pharmaceutical Company, Inc. (the "Company") entered into a Conversion Agreement (the "Conversion Agreement") with S.A.C. Capital Associates, LLC ("SAC"), SDS Merchant Fund, L.P. ("SDS"), Royal Bank of Canada, through RBC Dominion Securities Corporation ("RBC"), Solomon Strategic Holdings, Inc. ("SSH") and The Tail Wind Fund Ltd. ("Tail Wind") (SAC, RBC, SSH and Tail Wind are collectively referred to herein as the "Noteholders") in which the Noteholders agreed to convert all Thirteen Million Dollars ($13,000,000) of their outstanding 10% Senior Secured Convertible Notes due June 2005 (the "Notes") into shares of the Company's common stock. A private placement of the Notes was previously completed on December 17, 2002.

         Upon execution of the Conversion Agreement, the Noteholders converted $8.5 million of the $13 million of the Notes into shares of the Company's common stock at a conversion price of $1.85 per share. For certain regulatory reasons and other constraints, certain noteholders have delayed conversion of a portion of the Notes and have informed the Company that such Notes will be converted in the near future on the same terms. As consideration for the conversion of the Notes and for foregoing the remaining term of the conversion privilege contained in the Notes, the Company paid the Noteholders an aggregate of Seven Hundred Fifty Thousand Dollars ($750,000) ("Additional Consideration"). Upon payment of interest on the Notes on June 17, 2003 and the Additional Consideration, the Company has no further obligations or payments due under the Notes to the Noteholders.

         Additional details regarding this transaction are contained in the Conversion Agreement and the Company's press release, dated July 10, 2003 which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 99.1, respectively, and are incorporated herein by reference. Further details regarding the private placement of the Notes are contained in the Company's Current Report on Form 8-K, filed on December 19, 2002.


ITEM 7.  EXHIBITS

    Exhibit No.                        Description
-------------------- -----------------------------------------------------------
        4.1 Conversion Agreement, by and among InKine Pharmaceutical Company, Inc., S.A.C. Capital Associates, LLC, SDS Merchant Fund, L.P., Royal Bank of Canada, Solomon Strategic Holdings, Inc., and The Tail Wind Fund Ltd, dated as of June 30, 2003.

       99.1          Press release, dated July 10, 2003.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 11, 2003               INKINE PHARMACEUTICAL COMPANY, INC.

                                     By: /s/ Robert F. Apple
                                        --------------------------------
                                        Robert F. Apple
                                        Chief Operating and Financial Officer



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                                  EXHIBIT INDEX

    Exhibit No.                      Description
-------------------- -----------------------------------------------------------
        4.1 Conversion Agreement, by and among InKine Pharmaceutical Company, Inc., S.A.C. Capital Associates, LLC, SDS Merchant Fund, L.P., Royal Bank of Canada, Solomon Strategic Holdings, Inc., and The Tail Wind Fund Ltd, dated as of June 30, 2003.

       99.1          Press release, dated July 10, 2003.